UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K/A
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 3, 2016
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 3, 2016, Evolent Health, Inc. ("Evolent" or the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on October 3, 2016, the Company closed its acquisition of Valence Health, Inc., excluding Cicerone Health Solutions, Inc. ("Valence"). This Form 8-K/A is being filed solely for the purpose of amending the Original Form 8-K to include the historical audited and unaudited financial statements of Valence and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Valence as of December 31, 2015, and for the year ended December 31, 2015, are filed herewith as Exhibit 99.1. The unaudited financial statements of Valence as of September 30, 2016, and for the nine months ended September 30, 2016 and 2015, are filed herewith as Exhibit 99.2. The consent of KPMG LLP, Valence's independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Valence for the year ended December 31, 2015, and as of September 30, 2016, and for the nine months ended September 30, 2016, are filed herewith as Exhibit 99.3

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of KPMG LLP, Independent Auditors of Valence Health, Inc.

99.1	Audited financial statements of Valence Health, Inc., excluding Cicerone Health Solutions, Inc. as of
December 31, 2015 and for the year ended December 31, 2015

99.2	Unaudited financial statements of Valence Health, Inc. excluding Cicerone Health Solutions, Inc. as of
September 30, 2016, and for the nine months ended September 30, 2016 and 2015

99.3	Unaudited pro forma condensed combined financial information of the Company and Valence Health Inc., for the year ended December 31, 2015, and as of September 30, 2016, and for the nine months ended September 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVOLENT HEALTH, INC.
By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Dated: December 19, 2016

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of KPMG LLP, Independent Auditors of Valence Health, Inc.

99.1	Audited financial statements of Valence Health, Inc., excluding Cicerone Health Solutions, Inc. as of
December 31, 2015 and for the year ended December 31, 2015

99.2	Unaudited financial statements of Valence Health, Inc. excluding Cicerone Health Solutions, Inc. as of
September 30, 2016, and for the nine months ended September 30, 2016 and 2015

99.3	Unaudited pro forma condensed combined financial information of the Company and Valence Health Inc., for the year ended December 31, 2015, and as of September 30, 2016, and for the nine months ended September 30, 2016